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                                                                    EXHIBIT 10.2

                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                                 60 WALL STREET
                            NEW YORK, NEW YORK 10019

                                                               November 16, 2004

Gaylord Entertainment Company
One Gaylord Drive
Nashville, Tennessee  37214-1296
Attn:    Mr. David Kloeppel
         Chief Financial Officer

         Re: Credit Agreement dated as of November 30, 2003, amended by First Amendment to Credit Agreement and Ratification of Guarantee dated as of December 17, 2003 (as so amended, the "CREDIT AGREEMENT") by and among Opryland Hotel-Florida Limited Partnership, as Borrower, Gaylord Entertainment Company, as Parent Guarantor, the Lenders party thereto and Deutsche Bank Trust Company Americas as Administrative Agent for itself and such Lenders; Capitalized terms not separately defined in this letter shall have the definitions ascribed thereto in the Credit Agreement.

Dear Mr. Kloeppel:

                  Gaylord Entertainment Company ("GET") has advised Deutsche Bank Trust Company Americas ("DBTCA"), as Administrative Agent under the Credit Agreement, that GET desires to (a) issue $225 million principal amount of senior unsecured notes (the "NEW NOTES") substantially as summarized in the attached Summary (the "SUMMARY") provided to DBTCA by GET and (b) use the net proceeds of the New Notes to repay in full the Nashville Senior Loan and for general corporate purposes, subject to all applicable terms and provisions of the Credit Agreement. GET has requested that DBTCA and the Majority Lenders consent to the issuance of the New Notes and to such application of the proceeds thereof.

                  This letter is to confirm that the Administrative Agent and the Majority Lenders consent to the issuance of the New Notes, substantially as described in the Summary, insofar as the same would otherwise constitute Indebtedness prohibited by Section 6.14 of the Credit Agreement, provided that

                           (i) the New Notes are issued on or before December
31, 2004;

                           (ii) the proceeds of the New Notes are applied to
repayment in full of the Nashville Senior Loan within 60 days after receipt of such proceeds by GET;

                           (iii) pending such repayment of the Nashville Senior
Loan, a portion of the cash proceeds of the New Notes sufficient to pay the Nashville Senior Loan in full shall be

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Gaylord Entertainment Company
November 16, 2004

held by GET in a segregated account or accounts for the sole purpose of paying the Nashville Senior Loan in full (it being understand that the cash so held shall be deemed to be "Unrestricted Cash On Hand" for purposes of the computations required by Section 6.25 of the Credit Agreement);

                           (iv) within 30 days after repayment of the Nashville
Senior Indebtedness, OHN shall execute and deliver to the Administrative Agent instruments of Adherence with respect to the Guaranty and the Environmental Indemnity Agreement (substantially in the form of Exhibit H to the Credit Agreement, properly completed), together with such Organizational Documents, certifications, consents, resolutions and legal opinions with respect to authorization, enforceability and related matters as Administrative Agent may request;

                           (v) any remaining balance of such proceeds shall be
used by GET for general corporate purposes, subject to all applicable terms and provisions of the Credit Agreement; and

                           (vi) GET shall deliver to the Administrative Agent
copies of all offering materials and other material documents evidencing its issuance of the New Notes and the terms thereof as soon as such materials and documents have been prepared.

                  Nothing in the preceding paragraph shall be deemed a waiver of any of the terms or provisions of Section 6.25 of the Credit Agreement or any other terms or provisions of the Credit Agreement (or of any other Loan Document) not expressly described in the preceding paragraph.

                  This letter agreement shall not be effective unless and until it is executed and delivered by the Administrative Agent and the Majority Lenders and by Borrower, Parent Guarantor and the Subsidiary Guarantors, whereupon this letter agreement shall be effective as of the date first written above.

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Gaylord Entertainment Company
November 16, 2004
                                          Very truly yours,

                                          DEUTSCHE BANK TRUST COMPANY
                                             AMERICAS, individually and as
                                             Administrative Agent

                                          By /s/ George R. Reynolds
                                             -----------------------------------
                                             Name: George R. Reynolds
                                             Title: Vice President

                                          BANK OF AMERICA, N.A.

                                          By: /s/ Roger C. Davis
                                              ----------------------------------
                                              Name: Roger C. Davis
                                              Title: Senior Vice President

                                          CIBC INC.

                                          By: /s/ Dean Decker
                                              ----------------------------------
                                                Name: Dean Decker
                                                Title: Managing Director

                                          FLEET NATIONAL BANK

                                          By: /s/ Roger C. Davis
                                              ----------------------------------
                                                Name: Roger C. Davis
                                                Title: Senior Vice President

                                          MIDFIRST BANK, a Federally Chartered
                                          Savings Association

                                          By:___________________________________
                                                Name:
                                                Title:

                                       3
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Gaylord Entertainment Company
November 16, 2004

                                          CITICORP NORTH AMERICA, INC.

                                          By: /s/ Blake Gronich
                                              -----------------------------
                                                Name: Blake Gronich
                                                Title: Vice President

Agreed to and accepted as of
the date first written above

BORROWER:

OPRYLAND HOTEL - FLORIDA
LIMITED PARTNERSHIP, a Florida limited
partnership

By: Opryland Hospitality, LLC, its general
    partner

    By: /s/ David C. Kloeppel
        -------------------------------
        Name: David C. Kloeppel
        Title: Executive Vice President

PARENT GUARANTOR:

GAYLORD ENTERTAINMENT
COMPANY, a Delaware corporation

By: /s/ David C. Kloeppel
    -------------------------------
    Name: David C. Kloeppel
    Title: Executive Vice President &
           Chief Financial Officer

                                       4
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Gaylord Entertainment Company
November 16, 2004

SUBSIDIARY GUARANTORS:

CCK HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ David C. Kloeppel
    -----------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President

CORPORATE MAGIC, INC.,
a Texas corporation

By: /s/ David C. Kloeppel
    -----------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President

GAYLORD CREATIVE GROUP, INC.,
a Delaware corporation

By: /s/ David C. Kloeppel
    -----------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President

GAYLORD HOTELS, LLC,
a Delaware limited liability company

By: /s/ David C. Kloeppel
    -----------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President

GAYLORD INVESTMENTS, INC.,
a Delaware corporation

By: /s/ David C. Kloeppel
    -----------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President

                                       5
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Gaylord Entertainment Company
November 16, 2004

GAYLORD PROGRAM SERVICES, INC.,
a Delaware corporation

By: /s/ David C. Kloeppel
    -----------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President

GRAND OLE OPRY TOURS, INC.,
a Tennessee corporation

By: /s/ David C. Kloeppel
    -----------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President

OLH, G.P., a Tennessee general partnership

By:Gaylord Entertainment Company, a general
   partner

By: /s/ David C. Kloeppel
    -----------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President

OLH HOLDINGS, LLC, a Delaware limited
liability company

By: /s/ David C. Kloeppel
    -----------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President

OPRYLAND ATTRACTIONS, INC.,
a Delaware corporation

By: /s/ David C. Kloeppel
    -----------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President

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Gaylord Entertainment Company
November 16, 2004

OPRYLAND HOSPITALITY, LLC, Tennessee
limited liability company

By: /s/ David C. Kloeppel
    -----------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President

OPRYLAND HOTEL - TEXAS, LLC,
a Delaware limited liability company

By: Gaylord Hotels, LLC, its sole member

By: /s/ David C. Kloeppel
    -----------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President and
           Chief Financial Officer

OPRYLAND PRODUCTIONS, INC.,
a Tennessee corporation

By: /s/ David C. Kloeppel
    -----------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President

OPRYLAND THEATRICALS, INC.,
a Delaware corporation

By: /s/ David C. Kloeppel
    -----------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President

WILDHORSE SALOON ENTERTAINMENT
VENTURES, INC., a Tennessee corporation

By: /s/ David C. Kloeppel
    -----------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President

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Gaylord Entertainment Company
November 16, 2004

OPRYLAND HOTEL-TEXAS LIMITED
PARTNERSHIP, a Delaware limited
 partnership

By: Opryland Hospitality, LLC, its general
    partner

    By: /s/ David C. Kloeppel
        ---------------------------------
        Name:  David C. Kloeppel
        Title:Executive Vice President

ABBOTT & ANDREWS REALTY, LLC, a
Florida limited liability company

ABBOTT REALTY SERVICES, INC., a
Florida corporation

ABBOTT RESORTS, LLC, a Florida limited
liability company

ACCOMMODATIONS CENTER, INC., a
Colorado corporation

ADVANTAGE VACATION HOMES BY
STYLES, LLC, a Florida limited liability company

B&B ON THE BEACH, INC., a North Carolina corporation

BASE MOUNTAIN PROPERTIES INC., a
Delaware corporation

BLUEBILL PROPERTIES LLC, a Florida
limited liability company

BRINDLEY & BRINDLEY REALTY &
DEVELOPMENT, INC., a North Carolina
corporation

COASTAL REAL ESTATE SALES, LLC, a
Florida limited liability company

COASTAL RESORTS MANAGEMENT, INC., a
Delaware corporation

COASTAL RESORTS REALTY, LLC, a
Delaware limited liability company

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Gaylord Entertainment Company
November 16, 2004

COATES, REID & WALDRON INC., a
Delaware corporation

COLLECTION OF FINE PROPERTIES,
INC., a Colorado corporation

COLUMBINE MANAGEMENT COMPANY,
a Colorado corporation

COVE MANAGEMENT SERVICES, INC., a
California corporation

CRW PROPERTY MANAGEMENT INC., a
Delaware corporation

EXCLUSIVE VACATION PROPERTIES
INC., a Delaware corporation

FIRST RESORT SOFTWARE, INC., a
Colorado corporation

HIGH COUNTRY RESORTS, INC., a
Delaware corporation

HOUSTON & O'LEARY COMPANY, a
Colorado corporation

K-T-F ACQUISITION CO., a Delaware
corporation

MAUI CONDOMINIUM AND HOME
REALTY INC., a Hawaii corporation

MOUNTAIN VALLEY PROPERTIES INC., a
Delaware corporation

PEAK SKI RENTALS, LLC, a Colorado
limited liability company

PLANTATION RESORT MANAGEMENT,
INC., a Delaware corporation

PRISCILLA MURPHY REALTY, LLC, a
Florida limited liability company

R&R RESORT RENTAL PROPERTIES,
INC., a North Carolina corporation

REP HOLDINGS, LTD., a Hawaii corporation

RESORT PROPERTY MANAGEMENT,
INC., a Utah corporation

                                       9
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Gaylord Entertainment Company
November 16, 2004

RESORTQUEST HILTON HEAD, INC., a
Delaware corporation

RESORTQUEST INTERNATIONAL, INC., a
Delaware corporation

RESORT RENTAL VACATIONS, LLC, a
Tennessee limited liability company

RIDGEPINE, INC., a Delaware corporation

RYAN'S GOLDEN EAGLE MANAGEMENT
INC., a Montana corporation

SCOTTSDALE RESORT
ACCOMMODATIONS, INC., a Delaware
corporation

STEAMBOAT PREMIER PROPERTIES, a
Delaware corporation

STYLES ESTATES, LLC, a Florida limited
liability company

TELLURIDE RESORT
ACCOMMODATIONS, INC., a Colorado
corporation

TEN MILE HOLDINGS, LTD., a Colorado
corporation

THE MANAGEMENT COMPANY, INC., a
Georgia corporation

THE MAURY PEOPLE, INC., a Massachusetts
corporation

THE TOPS'L GROUP, INC., a Florida
corporation

TOPS'L CLUB OF NW FLORIDA, LLC, a
Florida limited liability company

TRUPP-HODNETT ENTERPRISES, INC., a
Georgia corporation

RESORTQUEST SOUTHWEST FLORIDA,
LLC, a Delaware limited liability company

By: /s/ Carter R. Todd
    -------------------------------------
    Name: Carter R. Todd
    Title:Vice President and Secretary

                                       10
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Gaylord Entertainment Company
November 16, 2004

OFFICE AND STORAGE LLC, a Hawaii
limited liability company

By: /s/ David C. Kloeppel
    ------------------------------------
    Name:  David C. Kloeppel

RQI HOLDINGS, LTD., a Hawaii corporation

By: /s/ Mark Fioravanti
    ------------------------------------
    Name:  Mark Fioravanti
    Title: Executive Vice President

RESORTQUEST HAWAII, LLC, a Hawaii
limited liability company

By: /s/ David C. Kloeppel
    ------------------------------------
    Name:  David C. Kloeppel
    Title: Executive Vice President

                                       11
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                            Summary of Notes Offering

Gaylord Entertainment Company is planning to issue its unsecured senior notes in the principal amount of $225,000,000, maturing 2014 issued, under Rule 144A (the "Notes"). The Notes will be guaranteed by substantially all of the Parent Guarantor's subsidiaries. The terms of the Notes (other than maturity and rate) will be substantially similar to the existing $350,000,000 of 8% senior notes issued by the Parent Guarantor in 2003 (defined as the "Senior Notes" in the Credit Agreement). The proceeds of the Notes will be used to repay in full the Nashville Senior Loan (which has an outstanding balance of approximately $193,000,000), and for general corporate purposes. Because of a notice period and required payment date, the Nashville Senior Loan will not be repaid for up to 60 days following issuance of the Notes.

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